THE TOPIARY FUND FOR BENEFIT PLAN INVESTORS (BPI) LLC

                     Supplement dated December 20, 2006 to
                        Prospectus dated July 26, 2006


This supplement provides important information about The Topiary Fund for Benefit Plan Investors (BPI) LLC. It should be read in conjunction with the Prospectus.

The paragraph under the section entitled "SUMMARY - Purchases of Interests" on page 8 of the Prospectus should be deleted and replaced with the following:

         The Fund may accept both initial and additional applications by investors to purchase Interests at such times as the Fund may determine, subject to receipt of cleared funds three business days prior to the acceptance date set by the Fund. Pending investment in the Fund, the proceeds of the continuous offering will be placed in an interest-bearing escrow account by PFPC, the Fund's escrow agent. After any closing, the balance in the escrow account, including any interest earned, will be invested pursuant to the Fund's investment policies. Initial and subsequent purchases will generally be accepted monthly. The Fund reserves the right to reject in its complete and absolute discretion any application for Interests in the Fund. The Fund also reserves the right to suspend purchases of Interests at any time. Generally, the minimum initial investment in the Fund is $25,000.

The second paragraph under the section entitled "SUBSCRIPTION FOR INTERESTS" on pages 44-45 of the Prospectus should be deleted and replaced with the following:

         Investments may be subject to a sales charge of up to 2.5%, subject to waiver or adjustment in the sole discretion of the placement agent. Without limiting the foregoing, the sales charge is expected to be waived for certain institutional investors and certain persons associated with the Adviser or its affiliates. The sales charge will be added to each prospective investor's purchase amount, and will not constitute part of a Member's capital contribution to the Fund or part of the assets of the Fund. All purchases are subject to receipt by PFPC of the completed subscription booklet at least five business days, and receipt of cleared funds three business days, prior to the acceptance date. Generally, the minimum required initial purchase by each investor is $25,000, subject to the discretion of the Board to accept lesser amounts. The Distributor, the Adviser, or their affiliates may also pay from their own resources additional compensation to brokers or dealers in connection with the sale and distribution of the Interests or servicing of investors.

The fourth paragraph under the section entitled "SUBSCRIPTION FOR INTERESTS" on page 45 of the Prospectus should be deleted and replaced with the following:

         Except as otherwise permitted by the Board, initial and subsequent purchases of Interests will be payable in cash. Each initial or subsequent purchase of Interests is payable in one installment and is due at least three business days prior to the proposed acceptance of the purchase, although the Board may accept, in its discretion, purchases prior to its receipt of cleared funds.



              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE